Table of Contents

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2003

EXE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30389	75-1719817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

	8787 Stemmons Freeway Dallas, Texas	75247
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 775-6000

Table of Contents

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 24, 2003.

Item 12. Results of Operations and Financial Condition.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

     On October 24, 2003, EXE Technologies, Inc. issued a press release announcing its results for its third fiscal quarter ending September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXE TECHNOLOGIES, INC.

Date: October 24, 2003	By:	/s/ Kenneth R. Vines

Kenneth R. Vines Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 24, 2003.

2